                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            800 TRAVEL SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            800 TRAVEL SYSTEMS, INC.
                                4802 Gunn Highway
                              Tampa, Florida 33624

Dear Stockholder:                                                  June 5, 2000

         You are cordially invited to attend the Annual Meeting (the "Meeting") of stockholders of 800 Travel Systems, Inc. (the "Company"). The Meeting will be held July 10, 2000 at 9:00 a.m., Eastern Standard Time, at the Hyatt Regency Westshore, located at 6200 Courtney Campbell Causeway, Tampa, Florida 33607.

         The Notice of the Meeting and the Proxy Statement on the following pages cover the formal business of the Meeting, which includes the election of Directors, a proposal to approve the Company's 2000 Stock Incentive Plan and a proposal to ratify the appointment of the Company's independent certified public accountants. We will report on the progress of the Company and comment on matters of current interest.

         It is important that your shares be represented at the Meeting. We ask that you promptly sign, date and return the enclosed proxy card in the envelope provided, even if you plan to attend the Meeting. Returning your proxy card will not prevent you from voting in person at the Meeting if you are present and choose to do so.

         If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

         Your Board of Directors and management look forward to greeting you personally at the Meeting.

                                              Cordially,

                                              /s/ Mark D. Mastrini
                                              ----------------------------
                                                 Mark D. Mastrini
                                                 Chief Executive Officer
                                                 and Chief Operating Officer

                            800 TRAVEL SYSTEMS, INC.
                                4802 Gunn Highway
                              Tampa, Florida 33624

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              MONDAY, JULY 10, 2000

         Notice is hereby given that the Annual Meeting of stockholders of 800 Travel Systems, Inc. (the "Company"), a Delaware corporation, will be held at the Hyatt Regency Westshore, located at 6200 Courtney Campbell Causeway, Tampa, Florida 33607, on Monday, July 10, 2000, at 9:00 a.m., Eastern Standard Time (the "Meeting") for the following purposes:

         1. To re-elect two Directors to serve until the Annual Meeting in 2003, until their successors are elected and qualified or until their earlier resignation, removal from office or death;
         2. To approve the Company's 2000 Stock Incentive Plan to authorize the issuance of 500,000 shares of Common Stock covered by the plan;
         3. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors for fiscal year 2000; and
         4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Meeting. The 1999 Annual Report of the Company is also enclosed. Stockholders of record at the close of business on Wednesday, May 24, 2000 are entitled to receive notice of and to vote at the Meeting and any adjournment thereof.

         All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend, please sign and return the enclosed Proxy promptly in the envelope provided to assure the presence of a quorum. You may revoke your Proxy and vote in person at the Meeting, if you desire. If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

         Please note that attendance at the Meeting will be limited to stockholders of the Company as of the record date (or their duly authorized representatives). If your shares are held by a bank or broker, please bring to the Meeting your bank or brokerage statement evidencing your beneficial ownership of the Company stock.

                                 By order of the Board of Directors

                                 /s/ Robert B. Morgan
                                 -----------------------------------
                                    ROBERT B. MORGAN
                                   Secretary

Tampa, Florida
June 5, 2000

                            800 TRAVEL SYSTEMS, INC.
                                4802 Gunn Highway
                              Tampa, Florida 33624

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of 800 Travel Systems, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held on Monday, July 10, 2000, at 9:00 a.m., Eastern Standard Time at the Hyatt Regency Westshore in Tampa, Florida.

         The Board of Directors has fixed the close of business on May 24, 2000 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting. A stockholder giving a proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly executed, later dated proxy or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

         This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders on or about June 5, 2000. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. Each stockholder will be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Company as of the close of business on May 24, 2000, on all matters that come before the Meeting. If a proxy is signed but no specification is given, the share will be voted "FOR" Proposals 1, 2 and 3 (to elect the Board's nominees to the Board of Directors, to approve the 2000 Stock Incentive Plan and to ratify the appointment of Independent Auditors for 2000).

         The cost of soliciting proxies will be borne by the Company. The solicitation of proxies may be made by mail, telephone, facsimile or telegraph or in person by directors, officers and regular employees of the Company, without additional compensation for such services. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out of pocket expenses incurred by them in so doing.

                                  PROPOSAL ONE

                            RE-ELECTION OF DIRECTORS

         There are currently six seats on the Board of Directors of the Company, with no vacancies. The Board is divided into three classes of Directors: Class I, Class II and Class III Directors. At the Company's annual meeting in 1999, Class I Directors were elected to hold office until the Meeting, Class II Directors were elected to hold office until the Company's annual meeting in 2001, and Class III Directors were elected to hold office until the Company's annual meeting in 2002. After completion of the initial terms, all Directors elected or re-elected as Class I, Class II or Class III Directors will serve staggered three-year terms. Class I Directors will be re-elected at the Meeting to hold office until the Company's annual meeting in 2003. Directors hold their positions until the annual meeting of stockholders in the year in which their term expires and until their respective successors are elected and qualified or until their earlier resignation, removal from office or death. The term of office of L. Douglas Bailey and Peter M. Sontag, the Company's Class I Directors, will expire at the Meeting. The Board of Directors recommends that L. Douglas Bailey and Peter M. Sontag be re-elected at the Meeting to hold office as Class I Directors until their successors shall be duly elected and qualified or until their earlier resignation, removal from office or death.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RE-ELECTION OF L. DOUGLAS BAILEY AND PETER M. SONTAG AS DIRECTORS TO SERVE THE TERMS DESCRIBED ABOVE. For further information on Messrs. Bailey and Sontag see "Management Directors and Executive Officers" and "Security Ownership of Management and Others." Stockholders may vote for Messrs. Bailey and Sontag and the affirmative vote of holders of a majority of the shares represented, in person or by proxy, and entitled to vote at the Meeting is required to re-elect Messrs. Bailey and Sontag. Abstentions and broker non-votes will be counted toward the number of shares represented at the Meeting. Stockholders may not vote cumulatively in the election of Directors. In the event Messrs. Bailey and Sontag should be unable to serve, which is not anticipated, the Board of Directors will vote for such other person or persons for the office of Director as the Board of Directors may recommend.

                  MANAGEMENT - DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth (i) the names and ages of the Directors and executive officers of the Company and the positions they hold with the Company and (ii) the names and ages of the nominees for Director listed herein. Executive officers shall serve at the pleasure of the Board of Directors.

NAME                                          AGE                                POSITION
----                                          ---                                --------

Mark D. Mastrini...............................36    Chief Executive Officer, Chief Operating Officer and Director
Peter M. Sontag................................57    President and Director (3)
Robert B. Morgan...............................35    Chief Financial Officer, Secretary and Treasurer
Michael A. Gaggi...............................38    Vice President-Business Development and Director
George A. Warde................................78    Chairman of the Board (1)(2)
Carl A. Bellini................................66    Director (1)(2)
L. Douglas Bailey .............................58    Director (1)(2)(3)
Biagio Bellizzi................................60    Vice President-Marketing
Frank Zhao.....................................40    Vice President-Controller
Constance Norris...............................45    Executive Vice President-Operations

------------
(1)      Member of Compensation Committee.
(2)      Member of Audit Committee.
(3)      Directors Currently Nominated for Re-Election.

INFORMATION REGARDING OUTSIDE DIRECTORS:

         MR. GEORGE A. WARDE has served as a director of the Company since October 1997, and as its Chairman since April 1998. Mr. Warde is currently a general manager for Casino Express Airlines. Since 1992, he has served as a consultant to various businesses including Oaklawn Partners Ltd. (a consulting firm), Sener (a financial advisory firm in Madrid, Spain), Aircraft Braking Systems, Inc. (a manufacturer of aircraft braking systems), Ayres Corp. (an aircraft manufacturer), Airline Capital Holding Corp. (an investment holding company that invests in airline projects), America Trans Africa Airlines (an airline) and Rich Airways (an airline on whose board he is also serving as a director). From October 1994 until January 1995, he served as temporary president and chief executive officer of Private Jet Expeditions, an airline. From August 1995 until February 1996, he served as president and chief executive officer of Presidential Air, an airline.

         MR. CARL A. BELLINI has served as a director of the Company since November 1997. From 1992 until 1997, Mr. Bellini was executive vice president of marketing and stores of Revco D.S., Inc., a drugstore chain which was sold to the CVS chain in May 1997. From 1994 until 1997, Mr. Bellini was a director of Revco and from 1993 until 1997 he was chief operating officer of Revco. Mr. Bellini is also advisor to the boards of Manco, a privately owned adhesives and tape company, a New York Stock Exchange listed manufacturer of security devices, and Farmacia Ahumada, a Chilean drugstore chain, and a consultant to Ratcher Press, a publisher of Chain Drug Review and Mass Marketing Review, which are industry publications.

         MR. L. DOUGLAS BAILEY has served as a director of the Company since November 1997. In 1995, he founded Bailey & Associates, Inc., an international retail consulting firm providing information and assistance to consumer goods companies and retail stores. In 1980, Mr. Bailey and his wife founded Regent Properties, a company specializing in the development of commercial warehouse and office space. Mr. Bailey currently is a property developer for Regent Properties. From 1993 until 1995, Mr. Bailey was president of Home Shopping Club, Inc., the flagship company of the Home Shopping Network. Mr. Bailey is on the board of directors of Sel-Lab Marketing, a cosmetics firm. He also serves on the boards of the Pinellas (Florida) Industrial Council and the Florida Lung Association, and serves on the board of trustees or advisory boards of Ruth Eckerd Hall (a performing arts center), The Goodwill Suncoast Foundation, Inc. (a private foundation), the University of Florida Retail School, the University of South Florida's Stavros Economic Center and Morton Plant Mease Hospital.

INFORMATION REGARDING INSIDE DIRECTORS AND EXECUTIVE OFFICERS:

         MR. MARK D. MASTRINI has served as the Company's Chief Operating Officer since January 1996 and Chief Executive Officer since April 1998. Mr. Mastrini also served as the Company's President from January 1997 until November 1999. Prior to joining the Company, from October 1992 until October 1996, Mr. Mastrini was the founder and owner of One on One Consulting, a consulting firm in Pueblo, Colorado. From October 1993 until December 1996, he was the owner and editor of Pueblo West Eagle Monthly Magazine.

         MR. MICHAEL A. GAGGI has served as a director of the Company since its incorporation as 800 Travel Systems, Inc. in November 1995, and was its Chairman until April 1998. Mr. Gaggi is currently the Vice President of Business Development of the Company. Since January 1998, Mr. Gaggi has been providing services to privately and publicly-held companies through 8607 Colonial Group, Inc., a financial consulting firm which he controls. Mr. Gaggi served as a senior vice president at Joseph Stevens & Company, Inc., an investment banking firm in New York City from 1994 until December 1997, when he resigned from such position. Mr. Gaggi has been a principal director of Upscale Eyeglass Boutiques Myoptics since 1990. Joseph Stevens & Company, Inc. is not affiliated with or related to The Joseph Stevens Group, Inc., the travel agency acquired by the Company in January 1998, its sole stockholder, The Joseph Stevens Group, LLC or any of its equity members.

         MR. PETER M. SONTAG has served as a director and the President of the Company since November 1999. Prior to joining the Company, Mr. Sontag was Chairman of the Board of Directors of Travel Industries, Inc. dba THOR, Inc. from February 1997 until November 1999, a telecommunications, publishing and travel services company specializing in supplying marketing and e-commerce services to the travel industry. THOR was sold in September 1999 to Trip.com, an Internet travel business. Since February 1994, Mr. Sontag has served as a director of World Airways, Inc., a publicly-held airline. Since June 1976 to the present, Mr. Sontag has served as the President of FastLane Travel, Inc., an incentive company that specializes in high-net worth individuals. From January 1995 until January 1997, Mr. Sontag provided strategic new business consultation for Choice Hotel International, Inc., Ideon Corporation, the Deutscher Reiseburoverband, The Franklin Mint, Creative Hotel Associates, Inc. and Crown Marketing Group, Inc. For seven months of that time, Mr. Sontag also served as the President of OAG Travel Services, one of the Reed Elsevier companies. Since March 1995, Mr. Sontag has served as a director of IJB Insurance, Inc., an insurance brokerage company. From December 1986 until January 1995, Mr. Sontag was the Chairman and Chief Executive Officer of US Travel, Inc., a travel management and distribution company.

         MR. ROBERT B. MORGAN has served as the Company's Chief Financial Officer, Secretary and Treasurer since September 1999 and has been employed by the Company since July 1999. Prior to joining the Company, Mr. Morgan served for ten years as the Vice President and Chief Financial and Information Officer for Ace Auto Parts Co., Inc., a publicly held distributor of automotive parts and accessories. Mr. Morgan is a certified public accountant.

INFORMATION REGARDING CERTAIN SIGNIFICANT EMPLOYEES:

         MR. BIAGIO BELLIZZI has served as the Company's Vice President-Marketing since its incorporation as 800 Travel Systems, Inc. in November 1995. From June 1995 through November 1995, Mr. Bellizzi was employed by 1-800 Low-Air Fare, Inc., the Company's predecessor, as Vice President-Operations. From 1991 through June 1995, Mr. Bellizzi was employed by Thomas Cook Travel, Inc. as Director-Leisure Marketing from 1993 until 1995 and as Director-Retail Offices from 1991 to 1993. Mr. Bellizzi has over 30 years experience in the travel industry.

         MR. FRANK ZHAO was appointed Vice President-Controller of the Company in October 1997. Prior to joining the Company, Mr. Zhao was a senior accountant from January 1996 until September 1997 at Toho Shipping (USA), a shipping company. From 1993 until 1995, Mr. Zhao was an associate auditor at Coopers and Lybrand in Washington, D.C. Mr. Zhao is a certified public accountant.

         MS. CONSTANCE NORRIS has served as the Company's Executive Vice President-Operations since April 1998 and has been employed by the Company since February 1996. From April 1995 through November 1995, Ms. Norris was employed by the Company's predecessor, 1-800-Low-Air-Fare, Inc., as a Supervisor of Reservations and Training. Ms. Norris was the founder and President of Universal Star Tour and Travel, Inc. in Orlando, Florida from 1993 until 1995.

BOARD OF DIRECTORS

         During 1999, the Board of Directors took various actions by unanimous written consent and held one Board Meeting. The entire Board of Directors functions as a Nominating Committee for recommending to stockholders candidates for positions on the Board of Directors and the Board will consider written recommendations from stockholders for nominations to the Board of Directors in accordance with the procedures set forth in the By-Laws of the Company.

AUDIT COMMITTEE

         The Audit Committee, consisting of Messrs. Warde, Bellini and Bailey, is authorized to recommend to the Board independent certified public accounting firms for selection as auditors of the Company, make recommendations to the Board on auditing matters, examine and make recommendations to the Board concerning the scope of audits, and review and approve the terms of transactions between the Company and related party entities. The Audit Committee met separately once during 1999. The Company retained Grant Thornton LLP to conduct the audit for the year ended December 31, 1999.

COMPENSATION COMMITTEE

         The Compensation Committee, consisting of Messrs. Warde, Bellini and Bailey, is authorized to exercise all of the powers of the Board of Directors with respect to matters pertaining to compensation and benefits, including, but not limited to, salary matters, incentive/bonus plans, stock option plans, investment programs and insurance plans, and the Compensation Committee is authorized to exercise all of the powers of the Board in matters pertaining to employee promotions and the designation and/or revision of employee positions and job titles. The Compensation Committee met separately once during 1999.

See "Certain Transactions" for additional information on certain members of management.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and stockholders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and any other equity securities of the Company. To the Company's knowledge, based solely upon a review of forms, reports and certificates furnished to the Company by such persons, all such reports were filed on a timely basis during 1999.

                VOTING SECURITIES AND PRINCIPAL SECURITY HOLDERS

         As of April 21, 2000, the Company had outstanding and entitled to vote 7,616,296 shares of Common Stock, par value $.01 per share ("Common Stock"), and 3,319,800 non-voting Redeemable Common Stock Purchase Warrants ("Warrants").

         The holders of Common Stock are entitled to vote as a single class and to one vote per share, exercisable in person or by proxy, at all meetings of stockholders. Holders of Warrants will not be entitled to vote at the Meeting. The presence in person or by proxy of a majority of the issued and outstanding shares of stock of the Company entitled to vote will constitute a quorum for purposes of conducting business at the Meeting. Directors will be elected by a plurality vote. The approval of the 2000 Stock Incentive Plan and the ratification of auditors will require the affirmative vote of a majority of the votes cast with respect to such proposals. For purposes of determining the votes cast with respect to any matter presented for consideration at the Meeting, only those votes cast "for" or "against" are included. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present. Abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote.

         To the knowledge of the Company, the following table sets forth, as of April 21, 2000, information as to the beneficial ownership of the Company's Common Stock by (i) each person known to the Company as having beneficial ownership of more than 5% of the Company's Common Stock, (ii) each person serving the Company as a Director on such date and each nominee for Director,
(iii) each person serving the Company as an executive officer on such date who qualifies as a "named executive officer" as defined in Item 402(a)(2) of Regulation S-B under the Securities Exchange Act of 1934, and (iv) all of the Directors and executive officers of the Company as a group.

                                                                                                   PERCENTAGE
                                                                      NUMBER OF SHARES          OF COMMON STOCK
NAME AND ADDRESS(1)                                                  BENEFICIALLY OWNED(2)        OUTSTANDING(2)
-------------------                                               -------------------------- -----------------------
SECURITY OWNERSHIP OF OFFICERS AND DIRECTORS:
Michael A. Gaggi(3)...........................................               575,404                   7.5%
Mark D. Mastrini(4)...........................................               487,500                   6.1%
Peter M. Sontag(5)............................................               100,000                   1.3%
George A. Warde(6)............................................                85,000                   1.1%
Carl A. Bellini(7)............................................               100,000                   1.3%
L. Douglas Bailey(7)..........................................               100,000                   1.3%
Robert B. Morgan(8)...........................................                20,000                   *
Officers and Directors as a Group (7 persons)(9)..............             1,467,904                  17.5%

----------------

*    Less than one percent.
(1) Unless otherwise indicated, the address of each of the beneficial owners identified is 4802 Gunn Highway, Suite 140, Tampa, Florida 33624.

(2) Unless otherwise noted, each person has voting and investment power, with respect to all such shares. Based on 7,616,296 shares of Common Stock outstanding. Pursuant to the rules of the Securities and Exchange Commission, certain shares of Common Stock which a person has the right to acquire within 60 days of the date hereof pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3) Does not include 2,500 shares owned beneficially by Rose Gaggi, Mr. Gaggi's mother, as to which shares Mr. Gaggi disclaims beneficial ownership. Includes 20,335 shares issuable upon exercise of options which are currently exercisable at $1.00 per share and 12,500 shares issuable upon exercise of options which are exercisable in May 2000 at $5.50 per share.
(4) Includes 350,000 shares issuable upon exercise of options which are currently exercisable at $5.00 per share and 7,500 shares issuable upon exercise of options which are exercisable in May 2000 at $5.50 per share.
(5) Includes 50,000 shares issuable upon exercise of options which are currently exercisable at $3.00 per share, 25,000 shares issuable upon exercise of options which are currently exercisable at $5.00 per share, and 25,000 shares issuable upon exercise of options which are currently exercisable at $7.00 per share.
(6) Includes 50,000 shares issuable upon exercise of options which are currently exercisable at $3.00 per share and 35,000 shares issuable upon exercise of options which are currently exercisable at $3.10 per share.
(7) Includes 50,000 shares issuable upon exercise of options which are currently exercisable at $3.00 per share and 50,000 shares issuable upon exercise of options which are currently exercisable at $3.10 per share.
(8) Includes 20,000 shares issuable upon exercise of options which are currently exercisable at $5.00 per share.
(9) Includes 795,335 shares issuable pursuant to the options referred to in footnotes 3, 4, 5, 6, 7 and 8.

                             EXECUTIVE COMPENSATION

COMPENSATION TO OUTSIDE DIRECTORS

         The Company pays each Director who is not an employee of the Company $2,000 for each Board of Directors meeting attended, plus reimbursement for all expenses incurred by such Director in connection with such attendance at any meeting of the Board of Directors. Directors are also eligible to participate in each of the Company's current stock incentive plans and the Company anticipates that they will continue to be eligible to participate any of such plans in the future.

                           SUMMARY COMPENSATION TABLE

EXECUTIVE COMPENSATION TABLES

         The following table sets forth the annual and long-term compensation for services to the Company for the years ended December 31, 1999, 1998 and 1997, provided to Mr. Mastrini, the Chief Executive Officer and Chief Operating Officer of the Company and the only employee of the Company whose compensation exceeded $100,000 during such years.

                                                                                                                Long Term
                                                                                                              Compensation
                                                              Annual Compensation                             ------------
                                     -----------------------------------------------------------------         Securities
       Name and                                                                           Other Annual         Underlying
   Principal Position                Year          Salary              Bonus              Compensation          Options
   ------------------                ----         --------           --------             ------------         -----------
Mark D. Mastrini                     1997         $125,205              $0                    $8,333                0
        Chief Executive              1998         $176,357              $0                    $8,333             430,000(2)
        Officer and Chief            1999         $220,140           $40,000(1)               $8,312                0
        Operating Officer
        Operating Officer

-------------------
(1) Represents a bonus earned by Mr. Mastrini in 1998, but which was paid to him by the Company in 1999.
(2) Includes 25,000 warrants identical to the Warrants sold to the public in the IPO, all of which warrants Mr. Mastrini disposed of in April 1998.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

         No option grants were made by the Company in fiscal year 1999 to named executive officers of the Company other than certain option grants made by the Company in fiscal year 1999 to certain executive officers in connection with their initial employment with the Company pursuant to their employment agreements. See "Employment Agreements." No grants of stock appreciation rights
(SARS) were made by the Company in fiscal year 1999.

      AGGREGATED OPTIONS/SAR EXERCISES DURING YEAR ENDED DECEMBER 31, 1999
                  AND VALUE OF OPTIONS/SAR AT DECEMBER 31, 1999

         The following table summarizes option exercises during the year ended December 31, 1999 by the executive officers named in the Summary Compensation Table above, and the values of the options held by such persons at December 31, 1999.

                                                                    NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                                   UNDERLYING UNEXERCISED            IN-THE-MONEY
                                                                  OPTIONS AT DECEMBER 31,      OPTIONS AT DECEMBER 31,
                             SHARES ACQUIRED         VALUE           1999 EXERCISABLE/            1999 EXERCISABLE/
NAME                           ON EXERCISE         REALIZED            UNEXERCISABLE                UNEXERCISABLE
-----                     ---------------------- -------------- ----------------------------- ---------------------------
Mark D. Mastrini                    0                  0               350,000/55,000                   $0/$0

EMPLOYMENT AGREEMENTS

         Mr. Mark Mastrini entered into an employment agreement with the Company, pursuant to which he agreed to serve as the Company's Chief Executive Officer and President until May 31, 2001. On November 23, 1999, Mr. Mastrini entered into an amendment to such employment agreement (hereinafter referred to together with the initial employment agreement as the "Mastrini Employment Agreement"), pursuant to which the term of employment for Mr. Mastrini was extended to December 31, 2003, and whereby the Mastrini Employment Agreement reflected that Mr. Mastrini was no longer required to serve as the President of the Company. The Mastrini Employment Agreement is renewable for subsequent one year terms subject to the terms of the Mastrini Employment Agreement. Mr. Mastrini agreed to devote his entire working time and attention to the business of the Company. In addition, Mr. Mastrini has agreed not to compete with the business of the Company for a period of ninety days following the termination of his employment with the Company and has agreed not to solicit or accept business from any customer of the Company or solicit any employee of the Company to terminate his or her relationship with the Company for a period of 12 months following the termination of his employment with the Company. As of April 21, 2000, Mr. Mastrini is entitled to a base annual salary of $214,200, which salary may be adjusted on June 1, 2000 to reflect the increase in the consumer price index in the previous year and to provide for a five percent raise. As additional compensation pursuant to the Employment Agreement, the Company issued 100,000 shares of Common Stock to Mr. Mastrini, which shares became fully vested as of January 1999, and the Company granted options to purchase 50,000 shares of Common Stock, which vested as follows: 25,000 on January 21, 1998, and 25,000 on January 21, 1999. The Company also agreed to issue Mr. Mastrini 50,000 shares of its Common Stock upon the second anniversary of the Mastrini Employment Agreement if Mr. Mastrini was still employed by the Company. Such shares vested in January 2000. The Mastrini Employment Agreement provides that in the event that employment is terminated by the Company other than for cause, Mr. Mastrini will be entitled to receive from the Company the balance of any base salary which would have been paid to Mr. Mastrini over the term of the Mastrini Employment Agreement.

         Mr. Peter Sontag has entered into an employment agreement with the Company as of November 23, 1999 (the "Sontag Employment Agreement"), pursuant to which he has agreed to serve as the Company's President. The Sontag Employment Agreement terminates on November 30, 2003 and is renewable for subsequent one year terms subject to the terms of the Sontag Employment Agreement. Mr. Sontag agreed to devote his primary and substantial working time and attention to the business of the Company. In addition, Mr. Sontag has agreed not to solicit or accept business from any customer of the Company or solicit any employee of the Company to terminate his or her relationship with the Company for a period of 12 months following the termination of his employment with the Company with cause, upon his disability or upon his resignation without good reason. Mr. Sontag is entitled initially to a base annual salary of $174,000, which salary may be adjusted in each subsequent year of the Sontag Employment Agreement to reflect the increase in the consumer price index in the previous year. Mr. Sontag shall also be eligible to receive an annual bonus from the Company, with the actual amount of such bonus, if any, to be determined by the Company's Board upon the recommendation of the Compensation Committee. As additional compensation pursuant to the Sontag Employment Agreement, the Company granted Mr. Sontag an option to purchase 700,000 shares of the Company's Common Stock, in four separate groups consisting of 100,000 Group A shares and 200,000 shares each of Group B, C and D shares which vest upon the earlier of the fourth anniversary of the Sontag Employment Agreement or the following applicable exercise dates: (1) As of February 23, 2000, Mr. Sontag's option may be exercised as to a maximum of 50,000 Group A shares at an exercise price of $3.00 per share, 25,000 Group B shares at an exercise price of $5.00 per share, and 25,000 Group B shares at an exercise price of $7.00 per share; (2) Following the later of the (i) sixth monthly anniversary of the Sontag Employment Agreement, or (ii) attainment by the Common Stock of a closing price of $4.00, Mr. Sontag's option may be exercised as to a maximum of 50,000 Group A shares at an exercise price of $3.00 per share; (3) Following the later of the (i) sixth monthly anniversary of the Sontag Employment Agreement, or (ii) attainment by the Common Stock of a closing price of $6.00, Mr. Sontag's option may be exercised as to a maximum of 75,000 Group B shares at an exercise price of $5.00 per share; (4) Following the later of the (i) sixth monthly anniversary of the Sontag Employment Agreement, or (ii) attainment by the Common Stock of a closing price of $8.00, Mr. Sontag's option may be exercised as to a maximum of 75,000 Group B shares at an exercise price of $7.00 per share; (5) Following attainment by the Common Stock of a closing price of $10.00, Mr. Sontag's option may be exercised as to all Group C shares at an exercise price of $3.00 per share; and (6) Following attainment by the Common Stock of a closing price of $25.00, Mr. Sontag's option may be exercised as to all Group D shares at an exercise price of $3.00 per share. In the event of a good reason termination by Mr. Sontag, which includes a change in control (as defined in the Sontag Employment Agreement), the Sontag Employment Agreement provides that the Company shall pay Mr. Sontag one-twelfth of Mr. Sontag's annual base salary for the greater of twelve months or the remainder of the term of the Sontag Employment Agreement, or at Mr. Sontag's option, he may elect to receive all sums due to him in a single lump sum payment discounted to present value at an annual discount rate of eight percent.

         Mr. Michael A. Gaggi has entered into an employment agreement on November 5, 1999 with the Company (the "Gaggi Employment Agreement"), pursuant to which he agreed to serve as the Company's Vice President of Business Development. The Gaggi Employment Agreement terminates on December 31, 2003, and is renewable for subsequent one year terms subject to the terms of the Gaggi

Employment Agreement. Mr. Gaggi agreed to devote his primary and substantial time and attention to the business of the Company. In addition, Mr. Gaggi has agreed not to solicit or accept business from any customer of the Company or solicit any employee of the Company to terminate his or her relationship with the Company for a period of 12 months following the termination of his employment with the Company with cause, upon his disability or upon his resignation without good reason. As of November 5, 1999, Mr. Gaggi is entitled initially to a base annual salary of $162,500, which salary may be adjusted in each subsequent year of the Gaggi Employment Agreement to reflect the increase in the consumer price index in the previous year and to provide for a five percent raise. In the event of a good reason termination by Mr. Gaggi, which includes a change in control (as defined in the Gaggi Employment Agreement) and the termination of Mark Mastrini's employment by the Company, the Gaggi Employment Agreement provides that the Company shall pay Mr. Gaggi one-twelfth of Mr. Gaggi's annual base salary for the greater of twelve months or the remainder of the term of the Gaggi Employment Agreement, or at Mr. Gaggi's option, he may elect to receive all sums due to him in a single lump sum payment discounted to present value at an annual discount rate of eight percent.

         Mr. Robert Morgan has entered into an employment agreement with the Company as of September 8, 1999 (the "Morgan Employment Agreement"), pursuant to which he agreed to serve as the Company's Chief Financial Officer. The Morgan Employment Agreement terminates on September 8, 2001, and is renewable for subsequent one year terms subject to the terms of the Morgan Employment Agreement. Mr. Morgan agreed to devote his entire working time and attention to the business of the Company. In addition, Mr. Morgan has agreed not to compete with the business of the Company for a period of 12 months following the termination of his employment with the Company. As of September 8, 1999, Mr. Morgan is entitled initially to a base annual salary of $86,000, which salary may be adjusted in each subsequent year of the Morgan Employment Agreement to reflect the increase in the consumer price index in the previous year and to provide for a five percent raise. Mr. Morgan shall also be eligible to receive an annual incentive bonus from the Company in an amount up to twenty percent of his annual base salary in effect on the last day of the year, with the actual amount of such bonus to be determined by the Compensation Committee of the Company's Board. Mr. Morgan shall also be eligible to receive performance bonuses at the discretion of the Compensation Committee in the form of grants of Common Stock. As additional compensation pursuant to the Morgan Employment Agreement, the Company granted Mr. Morgan options to purchase 10,000 shares of Common Stock, which vest as follows: 5,000 on March 8, 2000, and 5,000 on December 8, 2000. The Morgan Employment Agreement provides that in the event that employment is terminated by the Company other than (1) for cause, (2) upon death or disability, or (3) upon voluntary termination by Mr. Morgan, or in the event that Mr. Mastrini ceases to be employed by the Company as its Chief Executive Officer and Mr. Morgan provides notice to the Company within ninety days thereof of the termination of the Morgan Employment Agreement, Mr. Morgan will be entitled to receive from the Company monthly payments equal to one-twelfth of Mr. Morgan's annual base salary for twelve months. In the event of a change in control (as defined in the Morgan Employment Agreement), the Morgan Employment Agreement provides that if Mr. Morgan is terminated other than for cause within twelve months following a change of control of the Company, the Company shall pay Mr. Morgan one-twelfth of Mr. Morgan's annual base salary for twelve months plus his previous year's bonus, if any.

                              CERTAIN TRANSACTIONS

         In April 1999, the Company entered into a $60,000 loan agreement and a $100,000 deferred compensation agreement with Mr. Mastrini. The loan amount will be forgiven in two $30,000 installments if Mr. Mastrini is employed by the Company as of January 1, 2000 and 2001. The total deferred compensation will be paid if Mr. Mastrini is employed by the Company as of April 1, 2009.

         In February 1998, the Company and Mr. Gaggi entered into a Consulting Agreement. Under the terms of the Consulting Agreement, Mr. Gaggi was entitled to $5,000 per month in return for providing consulting services to the Company.

In May 1999, the Company increased the monthly payments paid to Mr. Gaggi in return for such consulting services to $10,500 per month. The Consulting Agreement was terminated on November 5, 1999, when Mr. Gaggi became an employee of the Company and entered into the Gaggi Employment Agreement.

         Mr. Vito Balsamo, a former director of the Company, may be considered a promoter of the Company. During 1996 and 1997, the Company paid personal expenses of Mr. Balsamo of $146,614.72. In May 1998, Mr. Balsamo tendered 24,766 shares of Common Stock to the Company in satisfaction of his outstanding obligation to the Company of $146,614.72. Since December 1997, Mr. Balsamo has been Vice President of Investments at Lexington Capital Partners and Company Ltd.

                                  PROPOSAL TWO

                    APPROVAL OF THE 2000 STOCK INCENTIVE PLAN

         The Board of Directors adopted the 800 Travel Systems, Inc. 2000 Stock Incentive Plan (the "Stock Incentive Plan") on March 27, 2000, subject to approval by the stockholders of the Company at the Annual Meeting of Stockholders.

         The Stock Incentive Plan authorizes the Compensation Committee to grant options to purchase shares of the Company's Common Stock ("Options"), stock appreciation rights ("SARS") and/or awards of restricted stock ("Restricted Stock") to officers, key employees and directors of the Company. The purposes of the Stock Incentive Plan are to enable the Company to attract and retain officers and key employees and to align the interests of such persons and members of the Board of Directors with the interests of stockholders by giving them a personal interest in the value of the Company's Common Stock.

SUMMARY OF THE STOCK INCENTIVE PLAN

         THE FOLLOWING GENERAL DESCRIPTION OF CERTAIN FEATURES OF THE STOCK INCENTIVE PLAN IS QUALIFIED IN ITS ENTIRETY TO REFERENCE TO THE STOCK INCENTIVE PLAN, WHICH IS ATTACHED AS APPENDIX A TO THIS PROXY.

         SHARES AVAILABLE UNDER THE STOCK INCENTIVE PLAN. Subject to adjustment as provided in the Stock Incentive Plan, the number of shares of Common Stock that may be issued or transferred and covered by outstanding awards granted under the Stock Incentive Plan will not in the aggregate exceed 500,000, which may be original issue shares, treasury shares, or a combination thereof. As of April 21, 2000, the Company has issued options to purchase 50,000 shares of Common Stock under the Stock Incentive Plan.

         ELIGIBILITY. Officers, other key salaried employees of the Company, consultants of the Company and members of the Board of Directors may be selected by the Compensation Committee to receive benefits under the Stock Incentive Plan. It is estimated that approximately 25 individuals currently are eligible to participate in the Plan.

         OPTIONS. Options granted to eligible employees under the Stock Incentive Plan may be Options that are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Code or Options that are not intended to so qualify ("Nonstatutory Options"). Options granted to members of the Board of Directors will be Nonstatutory Options.

         If the Option is designated as an Incentive Stock Option, the purchase price of the Common Stock that is the subject of such Option may be not less than the fair market value of the Common Stock on the date the Option is granted. If the Option is a Nonstatutory Option, the purchase price may be equal to or less than the fair market value of the Common Stock on the date the Option is granted, as the Committee shall determine. Incentive Stock Options granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company must have an exercise price of at least 110% of the fair market value of the Common Stock on the date of grant and a term of no more than five years. The option price is payable at the time of exercise in cash. The Stock Incentive Plan also authorizes a participant to exercise an Option by delivery of a signed, irrevocable notice of exercise, accompanied by payment in full of the option price by the participant's stockbroker and an irrevocable instruction to the Company to deliver the shares of Common Stock issuable upon exercise of the Option promptly to the participant's stockbroker for the participant's account, provided that at the time of such exercise, such exercise would not be illegal under the federal securities laws, including laws governing margin loans.

         No Options may be exercised more than 10 years from the date of grant. Each employee's or director's stock option agreement may specify the period of continuous service with the Company that is necessary before the Option will become exercisable. If the Option is intended to be an Incentive Stock Option and participant ends his or her employment or other relationship with the Company for any reason other than retirement, disability or death, the Options shall terminate immediately upon the date of termination, unless the Compensation Committee decides in its sole discretion, to waive the termination and amends the participant's option agreement to provide for an extended exercise period, all as specified in the employee's or director's stock option agreement. Any option agreement may, in the Compensation Committee's sole discretion, allow for the participant, his or her personal representative or his or her heirs, to exercise the Options after the termination of his or her employment or other relationship with the Company for reason of the death or disability of participant. Successive grants may be made to the same recipient regardless of whether Options previously granted to him or her remain unexercised.

         TRANSFERABILITY. No Option may be transferred other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Compensation Committee may, in its discretion, permit a participant to transfer all or a portion of his or her Options to members of his or her immediate family, to trusts for the benefit of members of his or her immediate family, or to family partnerships in which immediate family members are the only partners, provided that the participant receive no consideration for such transfer and that such Options shall be subject to termination as if the Options were in the hands of the transferor.

         ADJUSTMENTS. The maximum number of shares that may be issued or transferred under the Stock Incentive Plan and the number of shares covered by outstanding Options and the option prices per share applicable thereto are subject to adjustment in the event of stock dividends, stock splits, combinations, exchanges of shares, recapitalizations, mergers, consolidations, liquidation of the Company, and similar transactions or events.

         ADMINISTRATION AND AMENDMENTS. The Stock Incentive Plan will be administered by the Board of Directors, or if the Board determines it is desirable to delegate its authority to administer the Stock Incentive Plan, by a committee appointed by the Board, which may be the Compensation Committee. In connection with its administration of the Stock Incentive Plan, the Board and any committee are authorized to interpret the Stock Incentive Plan and related agreements and other documents.

         The Stock Incentive Plan may be amended from time to time by the Board of Directors in such respects as it deems advisable. Further approval by the stockholders of the Company will be required for any amendment that would (i) increase the aggregate number of shares of Common Stock that may be issued under the Stock Incentive Plan, (ii) materially change the classes of persons eligible to participate in the Plan, or (iii) otherwise cause Rule 16b-3 under the Exchange Act to cease to be applicable to the Stock Incentive Plan. No amendment may change the Plan so as to cause any Option intended to be an Incentive Stock Option to fail to meet the Internal Revenue Code requirements for an incentive stock option. No amendment may change any rights an optionee may have under any outstanding Option without the written consent of the Optionee. The Board may at any time terminate or discontinue the Stock Incentive Plan. Unless terminated sooner, the Stock Incentive Plan will continue in effect until all Options granted thereunder have expired or been exercised, provided that no Options may be granted after 10 years from the date the Board of Directors adopted the Stock Incentive Plan.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Stock Incentive Plan based on federal income tax laws in effect on April 21, 2000. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

         NONSTATUTORY OPTIONS. In general, (i) an employee or director will not recognize taxable income at the time he or she is granted Nonstatutory Options;
(ii) at the time of exercise of a Nonstatutory Option, ordinary income will be recognized by the employee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares; and
(iii) at the time of sale of shares acquired pursuant to the exercise of a Nonstatutory Option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

         INCENTIVE STOCK OPTIONS. No income generally will be recognized by an employee upon either the grant or the exercise of an Incentive Stock Option. If the shares of Common Stock issued to an employee pursuant to the exercise of an Incentive Stock Option and the shares are not sold or otherwise transferred by the employee within two years after the date of grant or within one year after the transfer of the shares to the employee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the employee as long-term capital gain and any loss sustained will be a long-term capital loss. Although an employee will not realize ordinary income upon the exercise of an Incentive Stock Option, if the shares are sold or transferred after the expiration of the one-year or two-year holding periods described above, the excess of the fair market value of the Common Stock acquired at the time of exercise over the option price may constitute an adjustment in computing alternative minimum taxable income under Section 56 of the Code and, thus, may result in the imposition of the "alternative minimum tax" pursuant to Section 55 of the Code on the employee.

         If shares of Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of before the expiration of one-year or two-year holding periods described above, including where the employee pays the option price through a so-called cashless exercise, the employee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the employee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

         TAX CONSEQUENCES TO THE COMPANY. To the extent that the recipient of an Option recognizes ordinary income in the circumstances described above, the Company generally will be entitled to a corresponding federal income tax deduction, provided that, among other things, (i) the income meets the test of reasonableness, and is an ordinary and necessary business expense; (ii) the benefits do not constitute an "excess parachute payment" within the meaning of
Section 280G of the Code; and (iii) the deduction is not disallowed because the compensation paid to the employee during the period exceeds the $1 million limitation on executive compensation of named executive officers.

         The affirmative vote of a majority of the shares of Common Stock of the Company cast at the Meeting is necessary for approval of the Stock Incentive Plan. The Board believes that the approval of the Stock Incentive Plan is in the best interests of the Company and the stockholders because the Stock Incentive Plan will enable the Company to provide competitive equity incentives to officers and key salaried employees to enhance the profitability of the Company and increase stockholder value. The Stock Incentive Plan further will serve to align the interests of such persons and members of the Board of Directors with the interests of stockholders by giving them a personal interest in the value of the Company's Common Stock. THE BOARD OF DIRECTORS HAS APPROVED THE STOCK INCENTIVE PLAN AND RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE "FOR" APPROVAL OF THE STOCK INCENTIVE PLAN.

                                 PROPOSAL THREE

                      RATIFICATION OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Grant Thornton LLP to perform the audit of the Company's financial statements for the year ending December 31, 2000, subject to ratification by the Company's stockholders at the Meeting. Grant Thornton LLP served as the Company's Independent Auditors for the year ended December 31, 1999. Representatives of Grant Thornton LLP will be present at the Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions of stockholders.

         If the selection of Grant Thornton LLP is not ratified, or prior to the next annual meeting of stockholders, such firm shall decline to act or otherwise become incapable of acting, or if its engagement shall be otherwise discontinued by the Board of Directors, the Board of Directors will appoint other independent certified public accountants whose engagement for any period subsequent to the next annual meeting will be subject to stockholder approval at such meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE INDEPENDENT AUDITORS.

                                  OTHER MATTERS

STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         Any stockholder intending to present a proposal at the 2001 Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the Company's proxy materials for such meeting must, in addition to meeting other applicable requirements under the rules and regulations of the Securities and Exchange Commission, submit such proposal to Robert B. Morgan, Secretary, in writing no later than February 4, 2001.

MATTERS NOT DETERMINED AT TIME OF SOLICITATION

         The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice for the Meeting, to be presented at the meeting for action by the stockholders. However, if any other matters are properly brought before the meeting or any adjournments thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the best judgment of the person acting under the proxies.

                                   By Order of the Board of Directors

                                   /s/ ROBERT B. MORGAN
                                  -----------------------------------------
                                       Robert B. Morgan, Secretary

Dated:  June 5, 2000

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1999 (THE "ANNUAL REPORT"), INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

                                   APPENDIX A

                            800 TRAVEL SYSTEMS, INC.
                              STOCK INCENTIVE PLAN

I.       PURPOSE.

                  The purpose of this 800 Travel Systems, Inc. Stock Incentive Plan is to promote the growth and profitability of 800 Travel Systems, Inc. (the "Corporation") by rewarding and incentivizing individuals who make valuable contributions to the Corporation's success, including officers and employees of the Corporation and its subsidiaries, and directors, consultants and advisors of the Corporation.

                  The Stock Incentive Plan has been approved by the Board of Directors effective as of March 27, 2000, and has been submitted for approval by the Company's stockholders at the Annual Meeting of Stockholders scheduled in 2000.

         II.      DEFINITIONS.

                  The following terms shall have the meanings shown:

         2.1 "Board of Directors" means the Board of Directors of the Corporation.

         2.2      "Change of Control" means any event described in Section 8.1.

         2.3 "Code" means the Internal Revenue Code of 1986, as the same may be amended from time to time.

         2.4 "Committee" means the Committee appointed by the Board of Directors pursuant to Article XI of the Plan. This Committee may, but is not required to be, identical to the Compensation Committee.

         2.5 "Common Stock" means the common stock, $.001 par value, of the Corporation, except as provided in Section 9.2 of the Plan.

         2.6 "Compensation Committee" shall mean the Compensation Committee of the Board of Directors. All persons appointed to be members of the Compensation Committee shall be directors who qualify as "Non-Employee Directors" within the meaning of Rule 16b-3 and "outside directors" within the meaning of Treasury Regulation Section 1.162-27.

         2.7 "Date of Grant" means the date specified by the Plan Administrator on which a grant of Options, SARs or a grant or sale of Restricted Shares shall become effective.

         2.8      "Director" means a member of the Board of Directors.

         2.9 "Disability" shall mean a medically diagnosable mental or physical condition which prevents a Participant from performing his or her duties for the Company and is expected to be permanent.

         2.10 "Executive Officer" means any Named Executive Officer and any other officer of the Corporation who is subject to the reporting requirements of
Section 16 of the Securities and Exchange Act of 1934.

         2.11 "Fair Market Value" means the fair market value of a share of Common Stock as determined by the Committee by reference to the closing price quotation, or, if none, the average of the bid and asked prices, reported on Nasdaq as of the most recent available date with respect to the sale of Common Stock.

         2.12 "Incentive Stock Options" means Options intended to qualify for favorable tax treatment as incentive stock options under Code Section 422.

         2.13 "Named Executive Officer" shall mean the Company's Chief Executive Officer and the four highest compensated officers (other than the Chief Executive Officer), as determined pursuant to the executive compensation disclosure rules under the Securities Exchange Act of 1934.

         2.14 "Option Agreement" means a written agreement between the Corporation and a Participant who has been granted Options under this Plan. Each Option Agreement shall be subject to the terms and conditions of the Plan.

         2.15     "Option Price" means, with respect to any Option (or related
SAR), the amount designated in a Participant's Option Agreement as the price per share he or she will be required to pay to exercise the Option and acquire the shares subject to such Option.

         2.16 "Options" means any rights to purchase shares of Common Stock granted pursuant to Article IV of this Plan, including Incentive Stock Options subject to the additional requirements described in Article V.

         2.17 "Participant" shall mean any current or former employee of the Corporation or any Subsidiary, or any Consultant or Director, who has been granted Options, SARs or Restricted Stock under the terms of this Plan.

         2.18 "Plan" means this 800 Travel International, Inc. Stock Incentive Plan, as the same may be amended from time to time.

         2.19 "Reload Option Rights" means the right to have additional Options automatically granted to the Participant upon the exercise of his or her Options, as granted pursuant to Section 4.5 of this Plan.

         2.20 "Restricted Stock Agreement" means a written agreement between the Corporation and a Participant who has been granted or sold Restricted Stock pursuant to Article VII of the Plan.

         2.21 "SARs" shall mean stock appreciation rights granted pursuant to Article VI of the Plan.

         2.22 "Subsidiary" shall mean any corporation which, on the date of determination, qualifies as a subsidiary corporation of the Corporation under
Section 425(f) of the Code.

         III.     ELIGIBILITY.

                  3.1 PARTICIPATION. The Committee may grant Options, SARs and/or awards of Restricted Stock under this Plan to any officer, employee or Consultant of the Corporation or any Subsidiary. The Committee may also grant Options and/or awards of Restricted Stock to any Director, subject to the restrictions in Section 3.3. In granting such awards and determining their form and amount, the Committee shall give consideration to the functions and responsibilities of the individual, his or her potential contributions to profitability and sound growth of the Corporation and such other factors as the Committee may, in its discretion, deem relevant.

                  3.2 EXECUTIVE OFFICERS. Notwithstanding Section 3.1 or any other provisions of this Plan, any Named Executive Officer shall not be granted Options, SARs or awards of Restricted Stock unless the grant has been approved by the Compensation Committee, and all grants to Executive Officers must be approved in advance by either the Committee or the Compensation Committee.

                  3.3 DIRECTORS. Members of the Board of Directors who are officers of the Corporation or Consultants shall be eligible for Options or other awards under this Plan on the same terms as other officers or Consultants. Other members of the Board of Directors shall be eligible for Options or Restricted Stock awards only to the extent specified in such general policy on compensation of nonemployee Directors as may be established by the Board of Directors.

         IV.      OPTIONS.

                  4.1 TERMS AND CONDITIONS. Subject to Section 3.2 and 3.3, the Committee may, in its sole discretion, from time to time grant Options to any officer, employee, Director or Consultant of the Corporation or any Subsidiary selected by the Committee pursuant to Section 3.1. The grant of an Option to a Participant shall be evidenced by a written Option Agreement in substantially the form approved by the Committee. Such Option shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the terms of this Plan, as the Committee may determine to be appropriate.

                      (a) SHARES COVERED. The Committee shall, in its discretion, determine the number of shares of Common Stock to be covered by the Options granted to any Participant. The maximum number of shares of Common Stock with respect to which Options may be granted to any Participant during any one calendar year is 100,000 shares.

                      (b) EXERCISE PERIOD. The term of each Option shall be for such period as the Committee shall determine, but for not more than ten years from the Date of Grant thereof. The Committee shall also have the discretion to determine when each Option granted hereunder shall become exercisable, and to prescribe any vesting schedule limiting the exercisability of such Options as it may deem appropriate.

                      (c) OPTION PRICE. The Option Price payable for the shares of Common Stock covered by any Option shall be determined by the Committee, but shall in no event be less than the Fair Market Value of Common Stock on the Date of Grant.

                      (d) EXERCISE OF OPTIONS. A Participant may exercise his or her Options from time to time by written notice to the Corporation of his or her intent to exercise the Options with respect to a specified number of shares. The specified number of shares will be issued and transferred to the Participant upon receipt by the Corporation of (i) such notice and (ii) payment in full for such shares, and (iii) receipt of any payments required to satisfy the Corporation's tax withholding obligations pursuant to Section 8.3.

                      (e) PAYMENT OF OPTION PRICE UPON EXERCISE. Each Option Agreement shall provide that the Option Price for the shares with respect to which an Option is exercised may be paid to the Corporation at the time of exercise, in the form of cash.

                      (f) BROKER ASSISTED EXERCISES. Alternatively, the Corporation may permit the Participant to exercise an Option by delivery of a signed, irrevocable notice of exercise, accompanied by payment in full of the Option Price by the Participant's stockbroker and an irrevocable instruction to the Corporation to deliver the shares of Common Stock issuable upon exercise of the Option promptly to the Participant's stockbroker for the Participant's account, provided that at the time of such exercise, such exercise would not be illegal under the federal securities laws, including laws governing margin loans.

                  4.2 EFFECT OF TERMINATION.

                      (a) If a Participant ends his employment or other relationship with the Corporation (or with the relevant Subsidiary) for any reason other than retirement, disability or death, his or her Options shall terminate immediately upon the date of the termination, unless the Committee decides in its sole discretion, to waive this termination and amends the Participant's Option Agreement to provide for an extended exercise period.

                      (b) Any Option Agreement may, in the Committee's sole discretion, include such provisions as the Committee deems advisable with respect to the Participant's right to exercise the Option subsequent to retirement or other voluntary termination of employment (or other relationship with the Corporation), or subsequent to termination of such employment (or other relationship) by reason of total and permanent disability; PROVIDED, that, in no event shall any Option be exercisable after the fixed termination date set forth in the Participant's Option Agreement pursuant to Section 4.1(b).

                      (c) Any Option Agreement may, in the Committee's sole discretion, provide that, in the event of the Participant's death while he or she has the right to exercise his or her Options, the Options may be exercised (to the extent they had become exercisable prior to the time of the Participant's death), during such period of up to one year after date of the Participant's death as the Committee deems to be appropriate, by the personal representative of the Participant's estate, or by the person or persons to whom the Options shall have been transferred by will or by the laws of descent and distribution.

                  4.3 INCENTIVE STOCK OPTIONS. The Options granted under this Plan may be either Incentive Stock Options or options not intended to constitute incentive stock options qualifying under Code Section 422; PROVIDED THAT, Incentive Stock Options may only be granted to common employees of the Corporation or its Subsidiaries; and FURTHER PROVIDED, any Incentive Stock Option shall be subject to the additional requirements stated in Article V of this Plan.

                  4.4 AUTHORITY TO WAIVE RESTRICTIONS ON EXERCISABILITY. The Committee may, in its sole discretion, determine at any time that all or any portion of the Options granted to a Participant under the Plan shall, notwithstanding any restrictions on exercisability imposed pursuant to Section 4.1(b), become immediately exercisable in full. The Committee may make such further adjustments to the terms of such Options as it may deem necessary or appropriate in connection therewith.

                  4.5 NON-ASSIGNABILITY. Options granted under this Plan shall generally not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, or as described in the next paragraph.

                  Notwithstanding the foregoing, the Committee may, in its discretion, permit a Participant to transfer all or a portion of his or her Options to members of his or her immediate family, to trusts for the benefit of members of his immediate family, or to family partnerships in which immediate family members are the only partners, provided that the Participant may receive no consideration for such transfers, and that such Options shall still be subject to termination in accordance with Section 4.2 above in the hands of the transferee.

                  4.6 RELOAD OPTIONS. The Committee may, in its discretion, also grant a Participant Reload Option Rights with respect to his or her Options. If a Participant who has been granted Reload Option Rights with respect to Options, exercises his or her Options by paying the Option Price by delivering previously owned shares of Common Stock, as authorized under Section 4.1(e) above, the Participant shall automatically be granted additional Options on the same terms for the number of shares delivered to pay such Option Price; provided, however, that the term of any Reload Option shall not extend beyond the term of the Option originally exercised.

                  4.7 COVENANTS NOT TO COMPETE. The Committee may, in its discretion, condition any Option granted to an Employee, Consultant or Director on such Participants agreement to enter into such covenant not to compete with the Corporation as the Committee may deem to be desirable. Such covenant not to compete shall be set forth in the Participant's Stock Option Agreement, and the Stock Option Agreement shall provide that the Option shall be forfeited immediately, whether otherwise vested or not, if the Board of Directors determines that the Participant has violated his or her covenant not to compete. In addition, in the Committee's discretion, the Participant's Stock Option Agreement may also provide that if the Participant breaches his or her covenant not to compete, the Corporation shall have the right to repurchase any shares of Common Stock previously issues to the Participant pursuant to an exercise of the Option, at a repurchase price equal to the Option Price paid by the Participant.

         V. INCENTIVE STOCK OPTIONS.

                  The Committee may, in its discretion, specify that any Options granted to a Participant who is an employee of the Corporation or a Subsidiary shall be ISOs qualifying under Code Section 422.

                  5.1 Each Stock Option Agreement which provides for the grant of ISOs shall expressly state that such Options are intended to qualify as ISOs. Each provision of the Plan and of each Stock Option Agreement relating to an Option designated as an ISO shall be construed so that such Option qualifies as an ISO, and any provision that cannot be so construed shall be disregarded.

                  5.2 Any Options granted under this Plan which are designated as ISOs shall comply with the following additional requirements:

                      (a) The aggregate Fair Market Value (determined at the time an ISO is granted) of the shares of Common Stock (together with all other stock of the Corporation and all stock of any Parent or Subsidiary) with respect to which the ISOs may first become exercisable by an individual Participant during any calendar year, under all stock option plans of the Corporation (or any Parent or Subsidiaries) shall not exceed $100,000. To the extent this limitation would otherwise be exceeded, the Option shall be deemed to consist of an ISO for the maximum number of shares which may be covered by ISOs pursuant to the preceding sentence, and a nonstatutory option for the remaining shares subject to the Option.

                      (b) The Option Price payable upon the exercise of an ISO shall not be less than the Fair Market Value of a share of Common Stock on the Date of Grant.

                      (c) In the case of an ISO granted to a Participant who is a ten percent shareholder of the Corporation, the period of the Option shall not exceed five years from the Date of Grant, and the Option Price shall not be less than 110 percent of the Fair Market Value of Common Stock on the Date of Grant.

                      (d) No ISO granted under this Plan shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. During the life of the Participant, any ISO shall be exercisable only by the Participant.

         VI.      STOCK APPRECIATION RIGHTS.

                  6.1 GRANT OF SARS. The Committee may, in its discretion, from time to time grant stock appreciation rights to a Participant in connection with Options granted under this Plan. Participants granted SARs shall be entitled to receive upon exercise thereof, in cash or Common Stock as provided in Paragraph 6.3(c), the difference between the Fair Market Value of the Common Stock on the day preceding the exercise date and the Option Price of the underlying Option. SARs may be granted with respect to all or part of the Common Stock under a particular Option, except as otherwise expressly provided herein.

                  6.2 TANDEM OPTIONS. SARs shall entitle the Participant holding the related Option, upon exercise, in whole or in part, of the SARs, to receive payment in the amount and form determined pursuant to Paragraph 6.3(c). SARs may be exercised only to the extent that the related Option has not been exercised. The exercise of SARs shall result in a pro rata surrender of the related Option to the extent that the SARs have been exercised.

                  6.3 TERMS AND CONDITIONS. The grant of SARs shall be evidenced by including provisions with respect to such SARs in the Participant's Option Agreement in a form approved by the Committee. Such SARs shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the terms of the Plan, which the Committee may deem appropriate.

                      (a) SARs shall be exercisable at such time or times and to the extent, but only to the extent, that the Option to which they relate shall be exercisable.

                      (b) SARs (and any Option related thereto) shall in no event be exercisable during the first six months after the date of grant and such rights shall not be transferable other than by will or by the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by the Participant.

                      (c) Upon exercise of SARs, the Participant shall be entitled to receive an amount equal in value to the difference between the Option Price and the Fair Market Value per share of Common Stock on the day preceding the exercise date, multiplied by the number of shares in respect of which the SARs shall have been exercised. Such amount shall be paid in the form of (i) cash, (ii) shares of Common Stock with a Fair Market Value on the day preceding the exercise date equal to such amount or (iii) a combination of cash and shares of Common Stock, all as determined by the Committee.

                      (d) In no event shall an SAR be exercisable at a time when the Option Price of the underlying Option is greater than the Fair Market Value of the shares subject to the related Option.

         VII.     RESTRICTED STOCK.

                  7.1 RIGHTS AS A SHAREHOLDER. The Committee may, in its discretion, grant a Participant an award consisting of shares of Restricted Stock. At the time of the award, the Committee shall cause the Corporation to deliver to the Participant, or to a custodian or an escrow agent designated by the Committee, a certificate or certificates for such shares of Restricted Stock, registered in the name of the Participant. The Participant shall have all the rights of a stockholder with respect to such Restricted Stock, subject to the terms and conditions, including forfeiture or resale to such Corporation, if any, as the Committee may determine to be desirable pursuant to Section 7.3 of the Plan. The Committee may designate the Corporation or one or more of its executive officers to act as custodian or escrow agent for the certificates.

                  7.2      AWARDS AND CERTIFICATES.

                      (a) A Participant granted an award of Restricted Stock shall not be deemed to have become a stockholder of the Corporation, or to have any rights with respect to such shares of Restricted Stock, until and unless such Participant shall have executed a restricted stock agreement or other instrument evidencing the award and delivered a fully executed copy thereof to the Corporation and otherwise complied with the then applicable terms and conditions of such award.

                      (b) When a Participant is granted shares of Restricted Stock, the Corporation shall issue a stock certificate or certificates in respect of shares of Restricted Stock. Such certificates shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such award substantially in the following form:

                                    "The transferability of the shares of stock
                  represented by this Certificate are subject to the terms and conditions (including forfeiture) of a Restricted Stock Agreement entered into between the registered owner and 800 Travel International, Inc. A copy of such Agreement is on file in the offices of the Secretary of the Company, 3165 McMullen Booth Road, Building #5, Clearwater, Florida 33761.

                      (c) Except as may be otherwise determined by the Committee (or as required in order to satisfy the tax withholding obligations imposed under Section 11.3 of this Plan), Participants granted awards of Restricted Stock under this Plan will not be required to make any payment or provide consideration to the Corporation other than the rendering of services.

                  7.3 RESTRICTIONS AND FORFEITURES. Restricted Stock awarded to a Participant pursuant to this Article VII shall be subject to the following restrictions and conditions:

                      (a) During a period set by the Committee of not less than six (6) months, but not more than eight (8) years, commencing with the date of an award (the "Restriction Period"), the Participant will not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded to him or her. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

                      (b) Except as provided in Section 7.3(a), the Participant shall have with respect to the Restricted Stock all of the rights of a stockholder of the Corporation, including the right to vote the shares and receive dividends and other distributions.

                      (c) Subject to the provisions of Section 7.3(d), upon any termination of the Participant's employment or other relationship with the Corporation during the Restriction Period for any reason, all shares of Restricted Stock with respect to which the restrictions have not yet expired shall be forfeited to the Corporation, or, in the case of shares of Restricted Stock sold to the Participant, repurchased by the Corporation at the initial purchase price.

                      (d) In the event of a Participant's retirement from his or her employment (or other relationship) with the Corporation, total Disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Corporation, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Stock.

                      (e) Notwithstanding the other provisions of this Section 7.3, the Committee may adopt rules which would permit a gift by a Participant of shares of Restricted Stock to a spouse, child, stepchild, grandchild or to a trust the beneficiary or beneficiaries of which shall be either such a person or persons or the Participant, provided that the Restricted Stock so transferred shall be similarly restricted.

                      (f) Any attempt to dispose of shares of Restricted Stock in a manner contrary to the restrictions set forth herein shall be ineffective.

                      (g) Nothing in this Section 7.3 shall preclude a Participant from exchanging any Restricted Stock for any other shares of the Common Stock that are similarly restricted.

         VIII.    CHANGE IN CONTROL TRANSACTIONS.

                  8.1 CHANGE IN CONTROL. For purposes of this Plan, a "Change in Control" shall include any of the events described below:

                      (a) The acquisition in one or more transactions of more than thirty percent of the Corporation's outstanding Common Stock, or the equivalent in voting power of any classes or classes of securities of the Corporation entitled to vote in elections of directors by any corporation, or other person or group (within the meaning of Section 14(d)(3) of the Securities Exchange Act of 1934, as amended);

                      (b) Any merger or consolidation of the Corporation into or with another corporation in which the Corporation is not the surviving entity, or any transfer or sale of substantially all of the assets of the Corporation or any merger or consolidation of the Corporation into or with another corporation in which the Corporation is the surviving entity and, in connection with such merger or consolidation, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for other stock or securities of the Corporation or any other person, or cash, or any other property.

                      (c) Any election of persons to the Board of Directors which causes a majority of the Board of Directors to consist of persons other than (i) persons who were members of the Board of Directors on March 27, 2000, and (ii) persons who were nominated for election as members of the Board by the Board of Directors (or by a Committee of the Board) at a time when the majority of the Board (or of such Committee) consisted of persons who were members of the Board of Directors on March 27, 2000; PROVIDED, that any person nominated for election by the Board of Directors composed entirely of persons described in (i) or (ii), or of persons who were themselves nominated by such Board, shall for this purpose be deemed to have been nominated by a Board composed of persons described in (i).

                      (d) Any person, or group of persons, announces a tender offer for at least thirty percent (30%) of the Corporation's Common Stock.

                  8.2 EFFECT OF CHANGE IN CONTROL. In the event of a pending or threatened Change in Control, the Committee may, in its sole discretion, take any one or more of the following actions with respect to all Participants:

                      (i) Accelerate the exercise dates of any outstanding Options, and make all outstanding Options fully vested and exercisable;

                      (ii) Waive all or any portion of the vesting requirements or other conditions associated with a Restricted Stock Award;

                      (iii) Grant Stock Appreciation Rights to the holders of outstanding Options;

                      (iv) Pay cash to any or all Option holders in exchange for the cancellation of their outstanding Options;

                      (v) Make any other adjustments or amendments to the Plan and outstanding Options, or Restricted Stock Awards and/or substitute new Options or other awards.

         IX.      AGGREGATE LIMITATION ON SHARES OF COMMON STOCK.

                  9.1      NUMBER OF SHARES OF COMMON STOCK.

                      (a) Shares of Common Stock which may be issued to Participants pursuant to Options, SARs, or Restricted Stock awards granted under the Plan may be either authorized and unissued shares of Common Stock or of Common Stock held by the Corporation as treasury stock.

                      (b) The number of shares of Common Stock reserved for issuance under this Plan on the date of any grant shall not exceed 500,000 shares of Common Stock, subject to such adjustments as may be made pursuant to
Section 9.2.

                      (c) For purposes of Section 9.1(b), upon the exercise of an Option or SAR, the number of shares of Common Stock available for future issuance under the Plan shall be reduced by the number of shares actually issued to the Participant, exclusive of any shares surrendered to the Corporation as payment of the Option price.

                      (d) Any shares of Common Stock subject to an Option which for any reason is cancelled, terminates unexercised or expires, except by reason of the exercise of a related SAR, shall again be available for issuance under the Plan.

                      (e) In the event that any award of Restricted Stock is forfeited, cancelled or surrendered for any reason, the shares of Common Stock constituting such Restricted Stock award shall again be available for issuance under the Plan.

                  9.2 ADJUSTMENTS OF STOCK. In the event of any change or changes in the outstanding Common Stock of the Corporation by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or any similar transaction, the number of shares of Common Stock which may be issued under this Plan, the number of shares of Common Stock subject to Options theretofore granted under this Plan, the Option Price of such Options, the number of SARs theretofore granted in conjunction with an Option, the number of shares of Restricted Stock shall each be adjusted in such manner as the Board of Directors deems appropriate to prevent substantial dilution or enlargement of the rights granted to a Participant.

                      New option rights may be substituted for the Options granted under the Plan, or the Corporation's duties as to Options and SARs outstanding under the Plan may be assumed by a Subsidiary, by another corporation or by a parent or subsidiary (within the meaning of Section 425 of the Code) of such other corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Corporation is involved. In the event of such substitution or assumption, the term Common Stock shall thereafter include the stock of the corporation granting such new option rights or assuming the Corporation's duties as to such Options or SARs.

         X.       MISCELLANEOUS.

                  10.1 GENERAL RESTRICTION. Any Option, SAR, or Restricted Stock award granted under this Plan shall be subject to the requirement that, if at any time the Committee shall determine that any registration of the shares of Common Stock, or any consent or approval of any governmental body, or any other agreement or consent, is necessary as a condition of the granting of an Option or other award, or the issuance of Common Stock in satisfaction thereof, such Common Stock will not be issued or delivered until such requirement is satisfied in a manner acceptable to the Committee.

                  10.2     WITHHOLDING TAXES.

                      (a) If the Corporation determines that the Corporation has any tax withholding obligation with respect to a Participant, the Corporation shall have the right to require that Participant to remit to the Corporation an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any shares of Common Stock under the Plan.

                      (b) The Corporation shall have the right to withhold from payments made in cash to a Participant under the terms of the Plan, an amount sufficient to satisfy any federal, state and local withholding tax requirements imposed with respect to such cash payments.

                      (c) Amounts to which the Corporation is entitled pursuant to Section 10.2(a) or (b), may be paid, at the election of the Participant and with the approval of the Committee, either (i) paid in cash, (ii) withheld from any compensation payable to the Participant by the Corporation, including cash payments made under this Plan, or (iii) in shares of Common Stock otherwise issuable to the Participant upon exercise of an Option or SAR, that have a Fair Market Value on the date on which the amount of tax to be withheld is determined (the "Tax Date") not less than the minimum amount of tax the Corporation is required to withhold. A Participant's election to have shares of Common Stock withheld that are otherwise issuable shall be in writing, shall be irrevocable upon approval by the Committee, and shall be delivered to the Corporation prior to the Tax Date with respect to the exercise of an Option or SAR.

                  10.3 INVESTMENT REPRESENTATION. If the Committee determines that a written representation is necessary in order to secure an exemption from registration under the Securities Act of 1933, the Committee may demand that the Participant deliver to the Corporation at the time of any exercise of any Option or SAR, or at time of the transfer of shares of Restricted Stock, any written representation that Committee determines to be necessary or appropriate for such purpose, including but not limited to a representation that the shares to be issued are to be acquired for investment and not for resale or with a view to the distribution thereof. If the Committee makes such a demand, delivery of a written representation satisfactory to the Committee shall be a condition precedent to the right of the Participant to acquire such shares of Common Stock.

                  10.4 NON-UNIFORM DETERMINATIONS. The Committee's determinations under this Plan (including without limitation its determinations of the persons to receive Options, SARs, or awards of Restricted Stock, the form, amount and timing of such awards and the terms and provisions of such awards) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, awards under this Plan, whether or not such Participants are similarly situated.

                  10.5 NO RIGHTS AS SHAREHOLDERS. Participants granted Options or SARs under this Plan shall have no rights as shareholders of the Corporation as applicable with respect thereto unless and until certificates for shares of Common Stock are issued to them.

                  10.6 TRANSFER RESTRICTIONS. The Committee may determine that any Common Stock to be issued by the Corporation upon the exercise of Options or SARs shall be subject to such further restrictions upon transfer as the Committee determines to be appropriate.

         XI.      ADMINISTRATION OF THE PLAN.

                  11.1     COMMITTEE.

                      (a) The Plan shall be administered on a day to day basis by the Board of Directors or, if the Board determines it is desirable to delegate its authority to administer the Plan, by a Committee appointed by the Board of Directors. The Plan Committee appointed by the Board may be the Compensation Committee of the Board of Directors or one or more directors or executive or officers of the Corporation serving under the supervision of such Compensation Committee, and, except as expressly stated otherwise in this Plan with respect to Executive Officers, need not be composed of directors or directors who qualify as "disinterested" within the meaning of SEC Rule 16b-3. The Plan Committee shall serve at the pleasure of the Board of Directors.

                      (b) If the Committee is not the Board of Directors, the Committee shall be monitored and supervised by the Compensation Committee of the Board of Directors with respect to any actions related to Named Executive Officers. All grants of Options, SARs or Restricted Stock to Executive Officers shall be approved in advance by the Compensation Committee.

                      (c) The Committee shall have the authority, in its discretion but subject to Sections 3.2 and 3.3 of this Plan, and subject to the overall supervision of the Compensation Committee or the Board, from time to time: (i) to grant Options, SARs, or shares of Restricted Stock to eligible employees, Directors and Consultants, as provided for in this Plan; (ii) to prescribe such limitations, restrictions and conditions upon any such awards as the Committee shall deem appropriate; or (iii) to determine the periods during which Options may be exercised and to accelerate the exercisability of outstanding Options or SARs, or the vesting of Restricted Stock, as it may deem appropriate;

                      (d) The Committee shall have the authority, in its discretion, from time to time, to: (i) modify, cancel, or replace any prior Options or other awards and to amend the relevant Option Agreements or Restricted Stock Agreements with the consent of the affected Participants, including amending such agreements to amend vesting schedules, extend exercise periods or increase or decrease the Option Price for Options, as it may deem to be necessary; and (ii) to interpret the Plan, to adopt, amend and rescind rules and regulations relating to the Plan, and to make all other determinations and to take all other action necessary or advisable for the implementation and administration of the Plan. A majority of the Committee shall constitute a quorum, and the action of a majority of members of the Committee present at any meeting at which a quorum is present, or acts unanimously adopted in writing without the holding of a meeting, shall be the acts of the Committee.

                      (e) All actions taken by the Committee shall be final, conclusive and binding upon any eligible Participant. Neither the Committee nor any members of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder.

         XII.     AMENDMENT AND TERMINATION.

                  12.1 AMENDMENT OR TERMINATION OF THE PLAN. The Board of Directors may at any time terminate this Plan or any part thereof and may from time to time amend this Plan as it may deem advisable. The termination or amendment of this Plan shall not, without the consent of the Participant, affect any Participant's rights under an award previously granted.

                  12.2 TERM OF PLAN. Unless previously terminated pursuant to
Section 12.1, the Plan shall terminate on March 27, 2010, the tenth anniversary of the date on which the Plan became effective, and no Options, SARs, or awards of Restricted Stock may be granted on or after such date.

                                   APPENDIX B

                            800 TRAVEL SYSTEMS, INC.
                                4802 GUNN HIGHWAY
                              TAMPA, FLORIDA 33624

                PROXY FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 10, 2000

The undersigned, having received notice of the Annual Meeting of 800 Travel Systems, Inc. to be held at 9:00 a.m. (Eastern Standard Time), on Monday, July 10, 2000 (the "Meeting"), hereby designates and appoints Mark D. Mastrini and Robert B. Morgan, and either of them with authority to act without the other, as proxies for the undersigned, with full power of substitution and resubstitution, to vote all of the shares of Common Stock which the undersigned is entitled to vote at the Meeting and at any adjournment thereof, such proxies being directed to vote as specified on the reverse side.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF 800 TRAVEL SYSTEMS, INC. AND WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE ABOVE NAMED PROXIES WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF, PROVIDED THAT THIS PROXY WILL NOT BE VOTED TO ELECT MORE THAN TWO DIRECTORS.

                         (Continued on the reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING MATTERS. PLEASE MARK AN "X" IN ONE SPACE. TO BE EFFECTIVE, THIS PROXY MUST BE DEPOSITED AT THE COMPANY'S REGISTRARS NOT LATER THAN 48 HOURS BEFORE THE TIME APPOINTED FOR THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

1. Proposal to elect the following two (2) nominees as Directors: L. Douglas Bailey and Peter M. Sontag

         FOR                                      WITHHELD
         [ ]                                         [ ]

         FOR, EXCEPT VOTE WITHHELD
         FOR THE FOLLOWING NOMINEE(S):

         -----------------------------------------------------------------

2.       Proposal to approve the 2000 Stock Incentive Plan.

         FOR                AGAINST              ABSTAIN
         [ ]                 [ ]                   [ ]

3. Proposal to ratify Grant Thornton LLP as the Company's independent auditors until the conclusion of the 2001 Annual Meeting.

         FOR                AGAINST              ABSTAIN
         [ ]                 [ ]                   [ ]

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                   Dated:______________________________________

                                   Signature___________________________________

                                   Signature if held jointly___________________

                                    IMPORTANT: Please sign exactly as your name appears on this proxy and mail promptly in the enclosed envelope. If you sign as agent or in any other capacity, please state the capacity in which you sign.




                                      B-2